Hodges Small-Mid Cap Fund
SUMMARY PROSPECTUS « JULY 29, 2015 Retail Class Ticker HDSMX

Before you invest, you may want to review the Hodges Small-Mid Cap Fund (the “SMID Fund”) prospectus, which contains more information about the SMID Fund and its risks. You can find the SMID Fund’s prospectus and other information about the SMID Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the SMID Fund’s entire prospectus and SAI, both dated July 29, 2015.

Investment Objective

The Hodges Small-Mid Cap Fund (the “SMID Fund”) seeks long-term capital appreciation through investments in the common stock of small and mid-capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.
Shareholder Fees (fees paid directly from your investment)
Retail Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase (Retail Class)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Retail Class Shares
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	1.14%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.25%
Fee Waiver and/or Expense Reimbursement/Recoupment	-0.84%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment(1)	1.41%
(1)
Hodges Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and pay the SMID Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment for shares of the SMID Fund to 1.40% (the “Expense Cap”).  The Expense Cap will remain in effect at least until July 31, 2016.  The Agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example

This Example is intended to help you compare the costs of investing in the SMID Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the SMID Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the SMID Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SMID Fund
Retail Class Shares	$144	$623	$1,128	$2,520

Portfolio Turnover

The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the SMID Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of the portfolio.

Principal Investment Strategies

The SMID Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small and mid-sized (“small-mid”) capitalization companies.  The SMID Fund defines small-mid capitalization companies as those whose market capitalizations, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500® Index.  As of the last reconstitution date, May 29, 2015, the market capitalization of companies in the Russell 2500® Index ranged from $177 million to $10.2 billion.  The Fund is not required to sell equity securities whose market values appreciate beyond the upper end of this range after purchase.

The SMID Fund primarily chooses investments that the Advisor believes are likely to have above-average growth or holds unrecognized relative value that can result in the potential for above-average capital appreciation.  The SMID Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets.  In addition, the SMID Fund may invest in U.S. government securities, and money market funds.  The Fund may invest in stocks of foreign companies which are U.S. dollar denominated and trade on a domestic national securities exchange including ADRs, EDRs and GDRs.

From time to time, the SMID Fund may engage in short-sale transactions with respect to up to 25% of its net assets.  The SMID Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S.traded stocks, currencies or security indices.  The SMID Fund may also sell options purchased and write “covered” call options.  The SMID Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Advisor will use a “bottom-up” approach in selecting securities for the Fund’s portfolio.  The SMID Fund is permitted to invest up to 20% of its net assets in microcap and large cap securities.

The Advisor will consider selling a security in the SMID Fund’s portfolio if the Advisor believes that security has become overvalued or has reached its growth potential.  In addition, in an attempt to increase the SMID Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the SMID Fund.  The following principal risks can affect the value of your investment:

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•
Small and Mid-Sized Company Risk:  Investments in small to mid-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the SMID Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

•	Management Risk: The Advisor may fail to implement the SMID Fund’s investment strategies and meet its investment objective.

•
Foreign Securities Risk:  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Although investments in ADRs, EDRs and GDRS may limit the Fund’s exposure to currency risk, it will not limit exposure to other foreign or emerging markets risk.

•
Futures and Options (Derivatives) Risk:  The use of derivative instruments involves risks different from, or greater than, the risks of investing directly in securities and more traditional investments.  Derivative products are highly specialized investments that require investment techniques and risk analyses different than those associated with stocks.

•	Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  The SMID Fund may outperform or underperform other funds that employ a different investment style.  Examples of different investment styles include growth and value investing.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

•
Short Sales Risk:  Short sale strategies can be riskier than “long” investment strategies.  The SMID Fund may seek to hedge investments or realize additional gains through short sales.  Because the SMID Fund may short positions it does not own, potential losses to the SMID Fund are unlimited.

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the SMID Fund, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for Hodges Fund shareholders.

Performance

The following performance information provides some indication of the risks of investing in the SMID Fund.  The bar chart below illustrates how Retail Class shares of the SMID Fund’s total returns have varied from year to year.  The table below illustrates how the SMID Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index.  The SMID Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Small-Mid Cap Fund
Calendar Year Total Returns as of December 31
Retail Class

The SMID Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2015 was 10.36%.

Highest Quarterly Return:	Q1 2014	5.68%

Lowest Quarterly Return:	Q4 2014	-3.19%

Average Annual Total Returns as of December 31, 2014
SMID Fund	1 Year	Since Inception (12/26/13)
Retail Class Shares
Return Before Taxes	5.88%	6.11%
Return After Taxes on Distributions	5.88%	6.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.33%	4.66%
Russell 2500® Total Return Index (reflects no deduction for fees, expenses or taxes)	7.07%	7.37%

The SMID Fund commenced operations on December 26, 2013.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Investment Advisor
Hodges Capital Management, Inc.
Portfolio Managers
Name	Title	Managed the Fund Since
Craig D. Hodges	Chief Investment Officer/ Chief Executive Officer	Inception (2013)
Eric Marshall, CFA	President	Inception (2013)

Gary M. Bradshaw	Senior Vice President	Inception (2013)

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares on any business day by written request via mail (The Hodges Small-Mid Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
SMID Fund	Retail Class: $1,000	Retail Class: $50

Tax Information

The SMID Fund intends to make distributions that are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the SMID Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.